Credit Suisse Management Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended June 30, 2009

Portfolio:                  Credit Suisse Management Income Fund
Security:                   CSC Holdings Inc.
Date Purchased:             1/8/2009
Price Per Share:            $88.89
Shares Purchased
by the Portfolio *:         700
Total Principal Purchased
by the Portfolio *:         $622,230.00
% of Offering Purchased
by the Portfolio:           0.01%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   Fresenius US Finance II
Date Purchased:             1/15/2009
Price Per Share:            $93.08
Shares Purchased
by the Portfolio *:         325
Total Principal Purchased
by the Portfolio *:         $302,497.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   CSC Holdings Inc.
Date Purchased:             2/9/2009
Price Per Share:            $95.20
Shares Purchased
by the Portfolio *:         325
Total Principal Purchased
by the Portfolio *:         $309,400.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   Forest Oil Corp.
Date Purchased:             2/11/2009
Price Per Share:            $95.15
Shares Purchased
by the Portfolio *:         950
Total Principal Purchased
by the Portfolio *:         $903,925.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   HCA Inc.
Date Purchased:             2/11/2009
Price Per Share:            $99.67
Shares Purchased
by the Portfolio *:         350
Total Principal Purchased
by the Portfolio *:         $338,345.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   Boeing Co.
Date Purchased:             3/10/2009
Price Per Share:            $99.56
Shares Purchased
by the Portfolio *:         219
Total Principal Purchased
by the Portfolio *:         $218,036.40
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     UBS
Member:                     Co-Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   Alcoa Inc.
Date Purchased:             3/18/2009
Price Per Share:            $100.00
Shares Purchased
by the Portfolio *:         113
Total Principal Purchased
by the Portfolio *:         $113,000.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Joint Lead Manager





Portfolio:                  Credit Suisse Management Income Fund
Security:                   AES Corp.
Date Purchased:             3/30/2009
Price Per Share:            $93.98
Shares Purchased
by the Portfolio *:         200
Total Principal Purchased
by the Portfolio *:         $187,960.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   Frontier Communications
Date Purchased:             4/3/2009
Price Per Share:            $91.81
Shares Purchased
by the Portfolio *:         200
Total Principal Purchased
by the Portfolio *:         $183,610.00
% of Offering Purchased
by the Portfolio:           0.03%
Broker:                     JPMorgan
Member:                     Joint Lead Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   Qwest Corp.
Date Purchased:             4/7/2009
Price Per Share:            $92.50
Shares Purchased
by the Portfolio *:         325
Total Principal Purchased
by the Portfolio *:         $300,618.50
% of Offering Purchased
by the Portfolio:           0.04%
Broker:                     JPMorgan
Member:                     Co-Manager

Portfolio:                  Credit Suisse Management Income Fund
Security:                   Rio Tinto Finance USA Ltd.
Date Purchased:             4/14/2009
Price Per Share:            $97.59
Shares Purchased
by the Portfolio *:         225
Total Principal Purchased
by the Portfolio *:         $219,568.50
% of Offering Purchased
by the Portfolio:           0.01%
Broker:                     Morgan Stanley
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   Rio Tinto Finance USA Ltd.
Date Purchased:             4/14/2009
Price Per Share:            $98.81
Shares Purchased
by the Portfolio *:         225
Total Principal Purchased
by the Portfolio *:         $222,311.25
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Joint Lead Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   Georgia Pacific
Date Purchased:             4/20/2009
Price Per Share:            $96.16
Shares Purchased
by the Portfolio *:         450
Total Principal Purchased
by the Portfolio *:         $432,697.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   JBS USA LCC/JBS USA Finance
Date Purchased:             4/22/2009
Price Per Share:            $95.05
Shares Purchased
by the Portfolio *:         910
Total Principal Purchased
by the Portfolio *:         $864,918.60
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Co-Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   Nielson Finance LLC
Date Purchased:             4/24/2009
Price Per Share:            $92.17
Shares Purchased
by the Portfolio *:         225
Total Principal Purchased
by the Portfolio *:         $207,389.25
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   Host Hotels & Resorts LP
Date Purchased:             5/5/2009
Price Per Share:            $96.60
Shares Purchased
by the Portfolio *:         425
Total Principal Purchased
by the Portfolio *:         $410,545.75
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Goldman Sachs
Member:                     Co-Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   Smiths Group PLC
Date Purchased:             5/7/2009
Price Per Share:            $99.83
Shares Purchased
by the Portfolio *:         225
Total Principal Purchased
by the Portfolio *:         $224,626.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Co-Manager



Portfolio:                  Credit Suisse Management Income Fund
Security:                   Smiths Group PLC
Date Purchased:             5/7/2009
Price Per Share:            $99.88
Shares Purchased
by the Portfolio *:         125
Total Principal Purchased
by the Portfolio *:         $124,850.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Co-Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   AMC Entertainment Inc.
Date Purchased:             5/27/2009
Price Per Share:            $97.58
Shares Purchased
by the Portfolio *:         825
Total Principal Purchased
by the Portfolio *:         $805,051.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   Harrahs Operating Escrow
Date Purchased:             5/27/2009
Price Per Share:            $96.23
Shares Purchased
by the Portfolio *:         475
Total Principal Purchased
by the Portfolio *:         $457,068.75
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   Tenet Healthcare Corp.
Date Purchased:             6/1/2009
Price Per Share:            $95.23
Shares Purchased
by the Portfolio *:         1575
Total Principal Purchased
by the Portfolio *:         $1,499,856.75
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   Univision Communications
Date Purchased:             6/25/2009
Price Per Share:            $93.01
Shares Purchased
by the Portfolio *:         80
Total Principal Purchased
by the Portfolio *:         $74,404.80
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Deutsche Bank
Member:                     Joint Lead Manager


Portfolio:                  Credit Suisse Management Income Fund
Security:                   Alliance Once International Inc.
Date Purchased:             6/26/2009
Price Per Share:            $95.18
Shares Purchased
by the Portfolio *:         950
Total Principal Purchased
by the Portfolio *:         $904,181.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Goldman Sachs
Member:                     Joint Lead Manager